UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

RITA Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

000-30959
(Commission File Number)

California	94-3199149
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

967 N. Shoreline Blvd.
Mountain View, CA 94043
(Address of principal executive offices, with zip code)

(650) 314-3400
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

    On November 3, 2004, RITA Medical Systems, Inc ., a Delaware corporation (“RITA”), held a conference call during which it discussed information regarding its results of operations and financial condition for the third quarter and nine months ended September 30, 2004. A copy of the slides presented by RITA during the conference call containing such information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

    A replay of the conference call together with the slides is available by webcast and can be accessed on the Investor Relations page of RITA’s website at http://www.ritamedical.com.

Item 9.01    Financial Statements and Exhibits.

99.1	Slides of RITA Medical Systems, Inc. dated November 3, 2004.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: November 4, 2004	By: /s/ Donald Stewart
Donald Stewart
Chief Financial Officer

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RITA MEDICAL SYSTEMS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Slides of RITA Medical Systems, Inc. dated November 3, 2004.

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